UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2005

                                   Cosi, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                         000-50052               06-1393745
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On October 6, 2005, the Board of Directors (the "Board") of Cosi, Inc. (the "Company") appointed Robert Merritt to the Board as an independent Director. The Board expects to name Mr. Merritt to the Company's Audit Committee. Mr. Merritt was, until April of this year, Chief Financial Officer of Outback Steakhouse, and has more than two decades of experience in the restaurant industry.

      Mr. Merritt succeeds Garry Stock, who resigned from the Board on September 30, 2005 after dedicating 18 months to the Company as a Board member while maintaining full-time business commitments in Israel and Australia.

      A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 (c). Exhibits.

     99.1     Press Release of Cosi, Inc., dated October 6, 2005.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  October 6, 2005

                                            /s/ Kevin Armstrong
                                         ---------------------------------------
                                         Name:   Kevin Armstrong
                                         Title:  Chief Executive Officer

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
-------------  -----------------------------------------------  --------------
     99.1      Press Release of Cosi, Inc., dated October 6,           E
               2005.